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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 5, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                       1-15615                  36-1433610
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois               60606
      (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

     On July 5, 2005, the Company issued a press release to announce the appointments of Steven J. Pully as Chairman of the Board and Jean K. FitzSimon as Senior Vice President, General Counsel and Corporate Secretary, effective July 1, 2005. Mr. Pully, a current director of the Company, will replace Daniel
H. Levy as Chairman of the Board. Mr. Levy will remain a director of the Company following his resignation as Chairman of the Board.

     A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.


Item 9.01   Financial Statements and Exhibits

(c) Exhibits.

     Exhibit No.    Exhibit
     -----------    -------

         99.1 Press Release of the Company, dated July 5, 2005, announcing the appointment of Steven J. Pully as Chairman of the Board and Jean K. FitzSimon as Sr. Vice President, General Counsel and Corporate Secretary.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WHITEHALL JEWELLERS, INC.
                                                    (Registrant)


                                           By:  /s/ John R. Desjardins
                                                --------------------------------
                                                   John R. Desjardins
                                                   Executive Vice President
                                                   and Chief Financial Officer
Date: July 6, 2005

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                                  EXHIBIT INDEX



   Exhibit No.      Exhibit
   -----------      -------

      99.1 Press Release of the Company, dated July 5, 2005, announcing the appointment of Steven J. Pully as Chairman of the Board and Jean K. FitzSimon as Sr. Vice President, General Counsel and Corporate Secretary.